UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

TICKETS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27893 (Commission File Number)	6-1424841 (IRS Employer Identification Number)

555 Anton Boulevard, 11th Floor, Costa Mesa, CA (Address of principal executive offices)		92626 (Zip Code)

Registrant’s telephone number, including area code: (949) 327-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 31.1
EXHIBIT 31.2
EXHIBIT 32.1
EXHIBIT 99.1

Item 8.01 Other Events

     Attached as Exhibit 99.1 to this Current Report on Form 8-K are the audited consolidated financial statements of Tickets.com, Inc. (the “Company”) as of and for the year ended December 31, 2003. The Company has not issued financial statements for the year ended December 31, 2002 or 2004. The Company has previously indicated that it intends to restate and have its financial statements re-audited for the year ended December 31, 2001. There is now substantial doubt about whether this can be accomplished. As a result, the attached financial statements as of and for the year ended December 31, 2003 are not comparative and the audited consolidated financial statements as of and for the year ended December 31, 2003 are being filed on this 8-K rather than in a periodic report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended (“the Exchange Act”).

     The Company also has not issued financial information for any period subsequent to December 31, 2003. Due to the lack of financial statements, the Company is not current in its periodic reporting obligations under the Exchange Act, and the Enforcement Division of the Securities and Exchange Commission has instituted an informal inquiry regarding the Company’s delinquency.

     The reasons for the Company’s delinquent filing status include:

(a) The existence of material weaknesses in the Company’s system of internal control over financial reporting, as described below, which have limited the Company’s ability to prepare financial statements in accordance with generally accepted accounting principles in the United States (“US GAAP”).

(b) Management’s assessment that the Company’s 2001 audited financial statements require restatement to be in conformity with US GAAP. The restatement requires a re-audit of the financial statements for the year ended December 31, 2001 since Arthur Andersen LLP (“Andersen”), the original auditor of those statements, has ceased operations;

(c) Management turnover (including the Chief Executive Officer, the Chief Financial Officer, Corporate Controller, and the majority of the Company’s accounting staff); and

(d) The replacement of Andersen, the Company’s audit firm for 2001 and prior years, with Deloitte & Touche LLP. Then, due to a conflict of interest, Deloitte & Touche LLP had to be replaced in December 2002 by PricewaterhouseCoopers LLP (“PwC”).

     In order to provide the Company’s stockholders with the most current available financial information, management first focused on preparing the 2003 financial statements in accordance with US GAAP. Management has devoted substantial effort to reconstructing accounts from earlier years which impact the 2003 financials statements. As a result of its experience in preparing the 2003 financial statements, management has concluded that the substantial time, effort and expense incurred in analyzing, reconciling and reconstructing numerous historical accounts and preparing the related financial statements for 2001, 2002 and 2003, simultaneously, would not allow the Company to prepare financial statements in a reasonable period of time.

     The Company has expended more than $5.6 million in external auditing and accounting costs relating to independent auditors, valuation consultants, temporary labor and third party contractors during the last two years in order to prepare financial statements for the year ended December 31, 2003, and have those statements audited. The Company’s limited remaining financial resources raises concern as to whether the Company will be able to prepare financial statements for the years ended December 31, 2001, 2002 and 2004 in accordance with US GAAP.

     The attached financial statements for the year ended December 31, 2003, are not necessarily indicative of the Company’s performance since December 31, 2003, nor do they reflect its current financial condition.

     As required by paragraph (b) of Exchange Act Rules 13(a)-15 or 15(d)-15, the Company’s management, including our Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the Company’s disclosure controls and procedures as defined in Exchange Act Rule 13a-15(e). Based on that evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures are not effective due to the significant number of material weaknesses in the Company’s internal controls over financial reporting.

     Management has determined there are numerous material weaknesses in the Company’s system of internal control over financial reporting. The PCAOB has defined the term “material weakness” in Auditing Standard No. 2 to mean a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Although numerous material weaknesses exist, in the course of the preparation of the financial statements for the year ended December 31, 2003, management did not discover any fraud. The audit of the consolidated financial statements as of and for the year ended December 31, 2003, was not performed in accordance with Auditing Standard No. 2 since it was not effective for that period. Management believes that the measures undertaken to prepare the 2003 financial statements, as described below, are sufficient to assure that the 2003 financial statements are not materially misstated.

     These material weaknesses in the Company’s internal controls are summarized below.

•	Books and Records. The Company’s strategy prior to 2000 was to grow through acquisition. This resulted in a decentralized organizational structure, particularly with respect to financial systems, financial policies and procedures, and accounting books and records. The Company does not have policies with respect to financial data document retention. In addition, the Company does not have policies and procedures with respect to the minimum standards of documentation required to support each accounting entry. Consequently, many of the historical accounts were difficult to locate, were incomplete, or lacked adequate information to support the relevant accounting entry. The Company’s inability to locate its books and records in a timely manner significantly delayed its ability to prepare historical financial statements in accordance with US GAAP. In order to prepare the financial statements for the year ended December 31, 2003, the Company performed a company-wide search for all historical accounting records. Once located, all accounting records were moved to the Company’s corporate offices where management was then able to locate documents necessary to support the preparation of the 2003 financial statements. However, once all supporting documentation was located, management ultimately determined that the historical accounts required adjustments to comply with US GAAP.

•	International Operations. The Company has inadequate control over financial reporting related to the monitoring of its international locations, including the verification that financial data submitted for consolidation was in accordance with US GAAP, and oversight of the accounting function to ensure there were appropriate books and records available to support all accounting entries. In order to prepare financial statements for the year ended December 31, 2003, management hired a financial director in June 2004, based in Europe, who has significant experience with US GAAP and who assisted in the preparation of the financial statements.

•	United Kingdom Operation-Financial Systems. The Company’s operation in the United Kingdom did not maintain an adequate accounting system prior to 2003. The lack of adequate financial systems and documentation made it difficult to determine which customers had been paid and what amounts remained owing at the end of any accounting period. In order to prepare the financial statements for the year ended December 31, 2003, management ensured all transactions were recorded in the financial system and reviewed all transactions to ensure they were recorded in the proper period. In addition, the Company does not have adequate policies and procedures surrounding the accounting treatment for transactions in currencies other than the US dollar. Management performed an evaluation of such 2003 transactions to ensure they were recorded in accordance with US GAAP.

•	Consolidation Procedures. The Company does not have adequate internal control over financial reporting with respect to the consolidation of its wholly-owned subsidiaries. The Company does not have adequate policies and procedures to ensure that the consolidation of the Company’s financial statements and the elimination of all intercompany transactions is performed in accordance with US GAAP on a timely basis. In order to mitigate this material weakness, the consolidation of the financial statements for the year ended December 31, 2003, and the related elimination of intercompany transactions were reviewed in detail by the Corporate Controller and the Chief Financial Officer.

•	Cash. The Company does not have adequate policies and procedures to properly reconcile cash collected from ticket purchasers on behalf of the Company’s customers to the amounts recorded in the accounts payable ledger. In order to prepare the financial statements for the year ended December 31, 2003, the Company reviewed all amounts collected on behalf of customers and performed extensive reconciliation procedures to ensure that all cash held on behalf of customers is properly recorded. In addition, the Company did not follow its policy adopted by the Board of Directors requiring the President and Chief

Financial Officer to jointly and independently open and close bank accounts. In response, the new Chief Financial Officer evaluated all bank accounts that were opened and closed.

•	Accounts Receivable Cut-off Procedures. The Company does not have appropriate cut-off procedures in place for hardware sold separately from software licensing arrangements. Without these cut-off procedures, revenue was recognized in the wrong period. In the preparation of the financial statements for the year ended December 31, 2003, management reviewed hardware sales, including shipments, to ensure they were recorded in the correct period.

•	Accounts Receivable Assessment of Credits and Reserves. The Company does not have processes to monitor the allowance for doubtful accounts, actual bad debt write-offs, the issuance and approval of credit memos, and the non-renewal of software maintenance agreements and refunds related to cancelled events. In order to prepare the financial statements for the year ended December 31, 2003, the Company analyzed receivable collections in 2003 and 2004 to identify bad debts. Additionally, management assessed all credit memos for the appropriate accounting treatment. Management also examined its software maintenance contracts to ensure revenue was not recognized for contracts which were not renewed.

•	Property and Equipment. The Company did not have adequate internal controls to monitor the purchase, disposal, movement, impairment, or removal of property and equipment. Additionally, the Company did not have adequate records of the locations of property and equipment. The Company does not have adequate internal controls to ensure the safeguarding of the Company’s property and equipment. Management did not perform a physical count of property and equipment until 2004. In order to prepare the financial statements for the year ended December 31, 2003, management reconstructed its property and equipment sub-ledgers by substantiating all asset purchases with the appropriate supporting documentation. Once this process was complete management performed a physical count of all property and equipment to ensure its existence.

•	Capitalized Software Costs. The Company does not have internal control over the financial reporting related to the identification, monitoring and accounting for internally developed software in accordance with Statement of Position No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, or software to be sold in accordance with Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. In order to prepare the financial statements for the year ended December 31, 2003, management conducted an evaluation of all software development activities which occurred as early as 1999. Each project was then evaluated for capitalization in accordance with the appropriate accounting standards described above.

•	Payments to Customers. The Company does not have internal control over the financial reporting surrounding the evaluation of ticketing services contracts for the identification of future payments or other obligations to its customers in order to determine the appropriate accounting treatment. Additionally, payments to customers were not always recorded as contra-revenue in accordance with Emerging Issues Task Force Issue 01-09, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor’s Product). There is also no internal control over financial reporting to monitor the realizability of prepayments made to customers for revenue sharing arrangements. In order to prepare the financial statements for the year ended December 31, 2003, management evaluated all payments made to customers under active contract to ensure that all payments were recorded in accordance with US GAAP.

•	Investments. The Company has made investments in other ticketing entities. The Company does not have internal control over financial reporting to monitor these investments in accordance with APB 18, The Equity Method of Accounting for Investments in Common Stock (“APB 18”). In order to prepare the financial statements for the year ended December 31, 2003, management performed a detailed review of each of its investments. This review included obtaining historical financial statements from each investee, evaluating the Company’s involvement with each investee, and ensuring that the investments were recorded in accordance with US GAAP.

•	Accounts Payable. The Company does not have cut-off procedures in place to ensure that liabilities are recorded in the proper period. In order to mitigate the lack of cut-off procedures, management examined payments subsequent to December 31, 2002 and 2003 to ensure that the item was accounted for in the proper period.

•	Other Liabilities. The Company does not have the appropriate controls to routinely assess the existence of all other liabilities. In order to prepare the financial statements for the year ended December 31, 2003, management performed a detailed review of all existing liabilities and a detailed assessment of any potential liabilities to ensure that liabilities were appropriately recorded in the proper period.

•	Rent Expense. The Company did not have internal control over financial reporting to properly record its rent expense. In preparing the financial statements for the year ended December 31, 2003, the Company evaluated all of its operating lease obligations to ensure that rent expense was recorded in accordance with US GAAP.

•	Deferred Revenue. The Company does not have adequate internal control over financial reporting to monitor its deferred revenue, including the impact of subsequent non-renewals or non-payment. In order to prepare the financial statements for the year ended December 31, 2003, management reviewed its software license revenue to ensure it was recorded in accordance with US GAAP.

This required management to evaluate software and related revenues as early as 1998 for the appropriate accounting.

•	Equity. The Company had not accounted for the issuances of its Series F and G Preferred Stock in accordance with US GAAP, including the proper evaluation of embedded derivatives, beneficial conversion features, and accretion. Additionally, the Company does not have adequate internal control over financial reporting to track warrant activity as well as to ensure the appropriate accounting treatment for warrants. The Company also has inadequate controls surrounding the system that tracks stock option activity and the input of data into the system that calculates its pro forma disclosure under Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation. In order to prepare the financial statements for the year ended December 31, 2003, management evaluated the accounting for the Series F and G Preferred Stock, which included obtaining a valuation from a third party valuation consultant for the embedded derivatives. Management also reconstructed all of the warrant activity since the inception of the Company to ensure that warrant activity was appropriately recorded. Management also conducted a thorough review of its stock option activity to ensure that it had a complete listing of all stock option activity.

•	Revenue Recognition. The Company does not have the appropriate controls to account for the revenue recognition related to the license of software in both domestic and international operations. The Company does not have adequate controls surrounding the date of customer acceptance which impacts the commencement of revenue recognition. The Company does not have adequate controls surrounding the amendment of contracts with existing customers. The Company does not have adequate controls in place to verify the accuracy of data used in calculating convenience fee and handling charge revenues. In order to prepare the financial statements for the year ended December 31, 2003, management conducted a detailed inventory and review of its contracts to ensure that revenue was recognized in accordance with the arrangement between the Company and the customer.

•	Information Technology. The Company does not consistently follow its stated procedures with respect to creating new users on the Company’s financial systems and networks. The Company does not routinely perform a review to ensure only personnel with business needs can access specific application functions. Additionally, the Company does not maintain comprehensive documentation on procedures performed by the operations staff for backup procedures and recovery from operational failure. In order to mitigate these weaknesses, the Company substantiated each balance with the appropriate evidence such as invoice detail, bank records, and customer contracts and correspondence.

     In order to prepare reliable financial statements for the year ended December 31, 2003, in conformity with US GAAP, in the absence of effective internal controls, management took specific steps to mitigate each material weakness as described above. These steps included: (i) locating all historical records necessary to substantiate each account balance, including bank statements, bank deposit records, customer invoices, customer correspondence, customer contracts, shipping records, installation records, receiving records, vendor invoices, purchase orders, check registers, canceled checks, general journal entries, general ledger records, employee records, and customer statements, (ii) the reconstructing, where appropriate, of the account balances based on the relevant source documents, (iii) retaining new employees or consultants with appropriate skills and background to ensure that balances were accounted for in accordance with US GAAP, (iv) performing a detailed review of each account balance to determine the appropriate accounting treatment for the account balance in accordance with US GAAP and; (v) reviewing the compiled financial statements for completeness, appropriate disclosure and the consistent application of US GAAP.

     Despite the Company’s efforts to date, management believes that material weaknesses in the Company’s internal control over financial reporting continue to exist. The Company estimates that the expense necessary to remediate these weaknesses to the extent necessary to allow the timely preparation and reporting of financial statements in accordance with US GAAP are cost-prohibitive given the Company’s current financial resources.

     The Company is pursuing an agreement for a business combination that is expected to be consummated within the first half of 2005. This business combination would result in the Company no longer being required to file current or periodic reports with the Securities and Exchange Commission. Accordingly, the Company has not yet developed a plan for remediation for all of the existing weaknesses in its internal controls. In the event the Company is unable to consummate a business combination during the first half of 2005, management will evaluate the Company’s internal control system and develop a plan for remediation of the weaknesses in internal control over financial reporting which is feasible given the Company’s resources.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Exhibit Title or Description
31.1	Certification of Chief Executive Officer Pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934.

31.2	Certification of Chief Financial Officer Pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934.

32.1	Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 13a-14(b) of the Securities Exchange Act and 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Consolidated Financial Statements of Tickets.com, Inc. as of and for the year ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2005	TICKETS.COM, INC. (Registrant)
	By:	/s/ CHRISTIAN O. HENRY
Christian O. Henry
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title or Description
31.1	Certification of Chief Executive Officer Pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934.

31.2	Certification of Chief Financial Officer Pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934.

32.1	Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 13a-14(b) of the Securities Exchange Act and 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Consolidated Financial Statements of Tickets.com, Inc. as of and for the year ended December 31, 2003.